EXHIBIT 10.1


                 SECOND MODIFICATION TO AMENDED AND RESTATED
                        REVOLVING CREDIT AGREEMENT


       THIS SECOND MODIFICATION TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Second Modification") is made and entered into as of September 30, 2008, by and among PATRIOT TRANSPORTATION HOLDING, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions identified on Exhibit "A"
(the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                          W I T N E S S E T H:

       WHEREAS, the Borrower, Wachovia Bank, National Association ("Wachovia"), Bank of America, N.A. ("Bank of America"), SunTrust Bank ("SunTrust") and Compass Bank ("Compass") are parties to an Amended and Restated Revolving Credit Agreement dated as of November 10, 2004, as amended by the First Modification to Amended and Restated Revolving Credit Agreement dated as of June 23, 2006, (collectively, the "Credit Agreement"), with Wachovia named therein as Administrative Agent; and

       WHEREAS, the parties wish to make certain modifications to the Credit Agreement, including increasing the Revolving Commitments provided by SunTrust and Wachovia by $5,000,000 in the aggregate to replace the $5,000,000 Revolving Commitment previously provided by Compass, all as more fully set forth below.

                                AGREEMENT

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Lenders and the Administrative Agent agree as follows:

        Section 1.1 Definitions. The capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement unless other meanings are set forth herein.

        Section 1.2 Modified Definitions. The following definition in the Credit Agreement is modified as follows:

               "Commitment Termination Date" shall mean the earliest of (i) December 31, 2013, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8 or
              (iii) the date on which all amounts outstanding
               under this Agreement have been declared or have automatically become due and payable
              (whether by acceleration or otherwise).

       Section 1.3 Letters of Credit. The following is hereby added as a new Section 4.20 to the Credit Agreement:

               4.20    Letters of Credit Issued Outside the
               Provisions of the Agreement. On the date of this Agreement, the Borrower has no letters of credit issued outside the provisions of this Agreement for its account except as disclosed on Schedule 4.20 attached hereto.

        Section 1.4 Consolidated Total Debt to EBITDA Ratio.  Section
6.2 of the Credit Agreement is hereby deleted in its entirety.

        Section 1.5 Fixed Charge Coverage Ratio. Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               Section 6.3. Fixed Charge Coverage Ratio. The Borrower will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2008, a Fixed Charge Coverage Ratio of not less than 2.25:1.0, calculated based on a rolling four quarter basis.

        Section 1.6 Ratification. The Borrower hereby represents to the Bank that it has no defenses, counterclaims, offsets or claims against the Lenders or the Administrative Agent in any way relating to the Credit Agreement, this Second Modification, or any other Loan Documents or relating to the administration of the Loans, and to the extent the Borrower has or has had any defense, counterclaim, offset or claim, the Borrower does hereby release and waive them. The Borrower acknowledges that the provisions of this paragraph have been separately bargained for and are a principal inducement to the Lenders and Administrative Agent to enter into and/or consent to this Second Modification with the Borrower.

        Section 1.7 Disclosure Schedules. The Borrower hereby represents to the Bank that the Disclosure Schedules to the Credit Agreement are true, correct and complete as of the date hereof, provided Disclosure Schedules 4.5, 4.14, 4.20, 7.1, 7.2 and 7.4 to the Credit Agreement are hereby amended and restated in their entirety as set forth on Schedule 4.5, 4.14, 4.20, 7.1, 7.2 and 7.4 attached hereto (collectively, the "Revised Disclosure Schedules").

        Section 1.8 Representations. The Borrower hereby represents and warrants to the Bank that the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof other than as may be modified by the Revised Disclosure
Schedules delivered pursuant to Section 1.7 hereof.

        Section 1.9 Upfront Fee.  On the date of this Second
Modification, the Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, a one-time upfront fee equal to ..0020 multiplied by the Aggregate Revolving Commitments.

        Section 1.10 Required Consents. This Second Modification has been executed pursuant to Section 10.2(b) of the Agreement and shall become effective upon receipt by the Administrative Agent of the written consent of the Required Lenders.

        Section 1.11 Beneficiaries. The Administrative Agent and all Lenders are intended to be beneficiaries of and entitled to rely upon this Second Modification.

        Section 1.12 Miscellaneous. This Second Modification shall be governed by the laws of the State of Florida without regard to its conflict of laws principles. This Second Modification shall benefit and bind the parties hereto and their successors and assigns.

            [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Modification to be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

                      PATRIOT TRANSPORTATION HOLDING, INC.



                      By:_________________________________
                      John D. Milton, Jr.
                      Title: Executive Vice President and
                      Chief Financial Officer




                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                      as Administrative Agent, as Letter of
                      Credit Issuer and as a Lender



                      By:_________________________________
                      Print Name:
                      Title:

                      Revolving Commitment:  $15,500,000.00

                        [SIGNATURE PAGE TO
                      SECOND MODIFICATION TO
           AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
              AMONG PATRIOT TRANSPORTATION HOLDING, INC.,
                WACHOVIA BANK, AS ADMINISTRATIVE AGENT
                 AND THE LENDERS SIGNATORIES THERETO]



                              SUN TRUST BANK



                              By:__________________________
                              Print Name: _________________
                              Title:_______________________

                              Revolving Commitment:  $11,500,000.00

                      [SIGNATURE PAGE TO
                    SECOND MODIFICATION TO
        AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
          AMONG PATRIOT TRANSPORTATION HOLDING, INC.,
             WACHOVIA BANK, AS ADMINISTRATIVE AGENT
              AND THE LENDERS SIGNATORIES THERETO]



                             BANK OF AMERICA, N.A.



                             By: _________________________
                             Name:________________________
                             Title:_______________________


                             Revolving Commitment:  $10,000,000.00
                             Swingline Commitment:  $5,000,000.00

                              Exhibit A

                              Lenders

Wachovia Bank, National Association
Revolving Commitment: $15,500,000

SunTrust Bank
Revolving Commitment: $11,500,000

Bank of America, N.A.
Revolving Commitment: $10,000,000
Swingline Commitment: $5,000,000

                      [Scheduled Intentionally Omitted]